EXHIBIT 99.10

Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of adjustable rate residential mortgage loans which negatively amortize to the MTA or LIBOR index  (non-traditional or "alternative A" underwriting standards) for which it or WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Cut-Off Date Information by Transaction (designations keyed to symbols published by Bloomberg L.P.)

Series Designation for Prior Securitized Pool:	WMALT 06-AR5		WMALT 06-AR04		WMALT 06-AR03		WMALT 06-AR2		WMALT 06-AR1		WMALT 05-AR1
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):	(Pool Cut-off Date: 06/28/2006)		(Pool Cut-off Date: 05/30/2006)		(Pool Cut-off Date: 04/26/2006)		(Pool Cut-off Date: 03/28/2006)		(Pool Cut-off Date: 01/27/2006)		(Pool Cut-off Date: 11/29/2005)

Number of Mortgage Loans	3,289		2,794		1,956		2,353		1,639		1,123
Aggregate Principal Balance	$1,221,048,990.88		$983,553,610.29		$800,050,629.09		$925,491,847.74		$735,107,026.26		$447,013,954.22
Approximate Weighted Average Mortage Interest Rate	6.90%		6.98%		6.85%		6.32%		5.66%		5.71%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	226	8.85%	127	5.74%	93	5.70%	240	10.68%	222	15.42%	106	10.96%
2.001 - 3.000%	19	0.46%	20	0.64%	8	0.27%	14	0.50%	15	1.43%	1	0.14%
3.001 - 4.000%	11	0.41%	7	0.17%	0	0.00%	1	0.02%	2	0.08%	2	0.14%
4.001 - 5.000%	27	0.75%	1	0.02%	0	0.00%	1	0.07%	2	0.17%	3	0.57%
5.001 - 6.000%	7	0.21%	6	0.28%	14	0.59%	28	1.31%	116	8.26%	305	28.25%
6.001 - 7.000%	291	9.93%	488	19.15%	545	30.67%	1,075	46.43%	1,217	71.44%	684	58.74%
7.001 - 8.000%	2,495	72.32%	2,048	70.69%	1,243	60.72%	974	40.34%	64	3.13%	22	1.21%
8.001 - 9.000%	174	5.49%	80	2.65%	41	1.48%	15	0.44%	1	0.06%	0	0.00%
9.001 or Greater	39	1.57%	17	0.67%	12	0.57%	5	0.21%	0	0.00%	0	0.00%

Approximate Weighted Average Original Term (in months)	370.35		374.83		371.17		374.82		360		360
Approximate Weighted Average Remaining Term (in months)	368.32		373.22		369.09		372.84		357.78		358.33
Approximate Weighted Average Credit Score (2)	707.58		704.41		708.55		708.97		707.63		708.38
Minimum Credit Score (2)	590		518		589		619		619		619
Maximum Credit Score (2)	821		820		824		815		817		817

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Detached	2,088	65.43%	1,784	64.36%	1,344	69.28%	1,513	65.84%	1,051	64.84%	702	63.26%
Duplex	85	2.57%	114	4.13%	78	3.55%	63	2.85%	43	2.76%	42	3.55%
Triplex	30	0.96%	25	1.21%	18	0.97%	20	0.78%	8	0.48%	9	0.87%
Fourplex	28	0.98%	41	1.99%	23	1.49%	21	0.98%	12	0.89%	5	0.49%
Townhouse	8	0.19%	7	0.18%	8	0.38%	130	5.31%	2	0.04%	4	0.33%
Condominium	342	7.42%	298	9.32%	133	4.92%	194	6.00%	160	7.90%	103	7.02%
Housing Cooperative	1	0.01%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Planned Unit Development	641	20.38%	505	18.14%	313	17.09%	397	17.51%	348	21.92%	243	23.27%
Other	66	2.06%	20	0.66%	39	2.32%	15	0.72%	15	1.17%	15	1.22%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase	993	28.91%	798	29.35%	481	23.44%	580	24.92%	626	40.32%	330	29.69%
Rate/Term Refinance	581	19.73%	517	19.30%	342	18.87%	306	13.51%	200	12.03%	132	12.30%
Cash Out Refinance	1,715	51.36%	1,479	51.35%	1,133	57.69%	1,467	61.58%	813	47.65%	661	58.01%

Approximate Weighted Average Loan-To-Value Ratio	76.02%		73.71%		74.92%		74.09%		75.31%		75.15%

Series Designation for Prior Securitized Pool	WMALT 06-AR5		WMALT 06-AR04		WMALT 06-AR03		WMALT 06-AR2		WMALT 06-AR1		WMALT 05-AR1
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):	(Pool Cut-off Date: 06/28/2006)		(Pool Cut-off Date: 05/30/2006)		(Pool Cut-off Date: 04/26/2006)		(Pool Cut-off Date: 03/28/2006)		(Pool Cut-off Date: 01/27/2006)		(Pool Cut-off Date: 11/29/2005)

Geographic Concentration (3):	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	5	0.11%	2	0.04%	5	0.12%	0	0.00%	0	0.00%	0	0.00%
Alaska	3	0.05%	0	0.00%	1	0.08%	1	0.04%	0	0.00%	0	0.00%
Arizona	192	4.93%	151	4.07%	109	4.47%	144	4.45%	74	3.21%	66	3.89%
Arkansas	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
California	1,520	57.01%	1,463	62.50%	1,075	63.18%	1,586	74.77%	1,040	68.08%	739	73.60%
Colorado	34	0.96%	35	1.21%	19	0.70%	21	0.60%	36	1.38%	17	1.03%
Connecticut	18	0.69%	19	0.64%	8	0.29%	8	0.15%	8	0.45%	3	0.13%
Delaware	3	0.06%	1	0.01%	3	0.10%	2	0.04%	1	0.10%	0	0.00%
District Of Columbia.	0	0.00%	6	0.27%	1	0.03%	3	0.15%	0	0.00%	0	0.00%
Florida	644	14.45%	428	11.78%	202	8.85%	118	3.70%	99	4.41%	59	3.78%
Georgia	19	0.42%	29	0.58%	7	0.45%	7	0.19%	4	0.31%	1	0.03%
Hawaii	41	1.68%	16	0.54%	18	1.13%	41	1.88%	26	2.20%	7	0.73%
Idaho	11	0.17%	18	0.46%	4	0.08%	4	0.09%	9	0.39%	3	0.12%
Illinois	69	1.78%	42	1.04%	47	2.02%	6	0.15%	26	2.03%	10	0.72%
Indiana	12	0.27%	10	0.16%	6	0.13%	2	0.02%	2	0.18%	2	0.13%
Iowa	1	0.01%	0	0.00%	1	0.01%	0	0.00%	0	0.00%	0	0.00%
Kansas	3	0.08%	1	0.02%	2	0.04%	0	0.00%	0	0.00%	0	0.00%
Kentucky	6	0.13%	1	0.01%	0	0.00%	2	0.09%	1	0.07%	1	0.26%
Louisiana	2	0.02%	1	0.02%	0	0.00%	1	0.01%	0	0.00%	0	0.00%
Maine	0	0.00%	0	0.00%	1	0.06%	0	0.00%	0	0.00%	1	0.06%
Maryland	63	1.81%	44	1.66%	24	1.17%	53	1.96%	29	1.56%	33	2.70%
Massachusetts	33	1.01%	17	0.49%	24	1.25%	9	0.30%	12	0.67%	18	1.36%
Michigan	37	0.59%	39	0.88%	16	0.56%	23	0.57%	14	0.77%	6	0.33%
Minnesota	20	0.43%	27	0.62%	28	0.92%	12	0.37%	10	0.33%	0	0.00%
Mississippi	0	0.00%	0	0.00%	0	0.00%	1	0.01%	0	0.00%	0	0.00%
Missouri	18	0.28%	4	0.09%	5	0.16%	4	0.05%	3	0.04%	0	0.00%
Montana	0	0.00%	2	0.04%	1	0.05%	2	0.05%	1	0.14%	2	0.12%
Nebraska	3	0.12%	1	0.01%	1	0.01%	1	0.03%	1	0.04%	0	0.00%
Nevada	136	3.26%	116	3.12%	79	3.28%	90	3.07%	46	2.40%	36	2.48%
New Hampshire	2	0.02%	1	0.03%	2	0.11%	2	0.06%	3	0.13%	0	0.00%
New Jersey	96	2.68%	57	1.98%	51	2.45%	5	0.22%	19	1.61%	2	0.13%
New Mexico	8	0.11%	5	0.15%	4	0.14%	4	0.11%	7	0.53%	3	0.16%
New York	12	0.58%	17	0.66%	13	0.61%	6	0.27%	12	0.86%	2	0.15%
North Carolina	17	0.37%	4	0.06%	7	0.23%	6	0.18%	7	0.50%	1	0.02%
North Dakota	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Ohio	9	0.13%	11	0.15%	6	0.14%	6	0.12%	3	0.07%	3	0.08%
Oklahoma	4	0.06%	5	0.09%	1	0.01%	3	0.04%	0	0.00%	0	0.00%
Oregon	30	0.66%	16	0.50%	15	0.42%	27	0.78%	13	0.45%	13	0.95%
Pennsylvania	21	0.36%	11	0.26%	10	0.23%	10	0.35%	9	0.33%	15	0.69%
Rhode Island	4	0.07%	2	0.10%	1	0.02%	0	0.00%	1	0.07%	0	0.00%
South Carolina	10	0.20%	6	0.22%	7	0.15%	7	0.23%	0	0.00%	0	0.00%
South Dakota	0	0.00%	1	0.01%	0	0.00%	0	0.00%	1	0.01%	0	0.00%
Tennessee	7	0.20%	16	0.28%	3	0.10%	2	0.07%	4	0.10%	1	0.03%
Texas	41	0.65%	24	0.36%	15	0.29%	8	0.15%	8	0.56%	6	0.42%
Utah	27	0.65%	12	0.34%	9	0.28%	12	0.36%	5	0.20%	1	0.05%
Virginia	43	1.24%	54	2.06%	73	3.71%	65	2.80%	85	4.81%	60	5.03%
Vermont	0	0.00%	1	0.02%	2	0.12%	0	0.00%	0	0.00%	0	0.00%
Washington	60	1.61%	71	2.22%	45	1.71%	47	1.47%	20	0.99%	8	0.62%
Wisconsin	3	0.07%	6	0.22%	5	0.11%	2	0.05%	0	0.00%	4	0.20%
West Virginia	1	0.01%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Wyoming	1	0.01%	1	0.01%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%

Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.